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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of report (Date of earliest event reported):   December 12, 1996.



                       UNIVERSAL HOSPITAL SERVICES, INC.
            (Exact name of registrant as specified in its charter)


         Minnesota                     0-20086                 41-0760940
(State or other jurisdiction of      (Commission            (I.R.S. Employer
incorporation or organization)       File Number)         Identification No.)

1250 Northland Plaza, 3800 West 80th Street, Bloomington, MN    55431-4442
         (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code:   (612) 893-3200


                                Not Applicable
        (Former name or former address, if changed since last report.)
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ITEM 5.   OTHER EVENTS


          On December 12, 1996, Universal Hospital Services, Inc. (the "Company") announced that its Board of Directors had formed a Special Committee of independent directors to carry out the process of evaluating alternatives to enhancing shareholder value, including the possible sale of the Company and the continued operation of the business of the Company as an independent company. A copy of the press release is attached as Exhibit 99 to this Form 8-K.



ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  EXHIBITS

          99.  Press Release dated December 12, 1996.
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SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereto duly authorized.


Date:  December 13, 1996


                                       UNIVERSAL HOSPITAL SERVICES, INC.



                                       By /s/Thomas A. Minner
                                          ------------------------------
                                             Thomas A. Minner,
                                             President and Chief
                                             Executive Officer
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                                 EXHIBIT INDEX
                                 -------------



                                                        PAGE NO. IN SEQUENTIALLY
EXHIBIT          DESCRIPTION OF EXHIBIT                       NUMBERED COPY
-------          ----------------------                 ------------------------


  99             Press Release dated December 12, 1996